                                  [QUANTA LOGO]

                                      Contact:    John S. Brittain, Jr.
                                                  Chief Financial Officer
                                                  (441) 294-6350

                                                  Amanda M. Mullin
                                                  VP Corporate Communications
                                                  & Investor Relations
                                                  (441) 294-6350

FOR IMMEDIATE RELEASE
---------------------

             QUANTA CAPITAL HOLDINGS REPORTS FIRST QUARTER RESULTS

            Hamilton, Bermuda - May 4, 2004 -- Quanta Capital Holdings Ltd., a
company that provides specialty insurance, reinsurance, and risk consulting services through its affiliated companies, today reported that its net loss for the first quarter of 2004 was $4.5 million, or $0.08 per share. The net loss excluding net realized gains on investments for the first quarter of 2004 was
$5.7 million, or $0.10 per share.
            Gross premiums written for the first quarter of 2004 were $118.7 million, and net premiums written were $112.5 million. For the first quarter, reinsurance contributed $80.7 million of net written premiums and direct insurance contributed $31.8 million of net written premiums. Net premiums earned in the first quarter were $27.2 million.
            The company was formed in May 2003, and raised net proceeds of
$505.6 million in a private offering of common shares that closed September 3,
2003. Accordingly, there is no comparative information for the first quarter of
2003.
            Tobey J. Russ, Chief Executive Officer, stated, "We are very pleased with Quanta's performance during our first full quarter of underwriting operations. As expected, we capitalized on the opportunities we saw in the reinsurance market during the first quarter as our direct lines continue to ramp
up. In addition to our $112.5 million of
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                                                                         Page 2

net written premiums in the first quarter, our reinsurance group bound an additional estimated $48.6 million, which will be reported as net written premiums in future periods. Looking ahead to the rest of 2004, we expect the direct lines to become an increasingly significant contributor to the overall business."
            On December 23, 2003, the company filed a shelf registration statement on Form S-1 with the U.S. Securities and Exchange Commission for the resale registration of the common shares previously sold to its shareholders in the private offering. The S-1 registration is not yet effective, but the company expects it to be declared effective in the near future. In addition, the company's common shares have been approved for listing on Nasdaq's National
Market, and the company anticipates that trading will commence after its registration statement has been declared effective.
            Quanta will host a conference call to discuss first quarter results at 9:00 a.m. Eastern Time on Wednesday, May 5, 2004. A live webcast of this call will be available at www.quantaholdings.com and will be archived on Quanta's website. A telephone replay of the conference call also will be available beginning on May 5, 2004 at 10:30 a.m. Eastern Time until May 12, 2004. To access the replay, domestic callers should dial 888-286-8010 and international callers should dial 617-801-6888. All callers should provide passcode #46515722.
            Net loss excluding net realized gains on investments is a non-GAAP financial measure. A reconciliation of this measure to the company's net loss is presented at the end of this release.

ABOUT QUANTA CAPITAL HOLDINGS LTD.

Quanta Capital Holdings Ltd., a Bermuda holding company, provides specialty insurance, reinsurance, risk assessment and risk consulting products and services through its subsidiaries. Through operations in Bermuda, the United
Kingdom, Ireland and the United States, Quanta focuses on writing coverage for specialized classes of risk through a team of experienced, technically qualified underwriters. The company offers specialty insurance and reinsurance products that often require extensive technical underwriting skills, risk assessment resources and engineering expertise.

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                                                                          Page 3

A registration statement related to these securities has been filed with the SEC but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This news release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The statements contained in this press release may include forward-looking statements within the meaning of the federal securities law. Although the company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be achieved. As forward-looking statements, these statements involve risks, uncertainties and other factors that could cause actual results to differ materially from the expected results. These factors are detailed in the company's filings with the U.S. Securities and Exchange
Commission. The company assumes no obligation to update or supplement forward-looking statements to reflect subsequent events or circumstances.

                               (tables to follow)

                                                                          Page 4

                          QUANTA CAPITAL HOLDINGS LTD.
                      CONSOLIDATED STATEMENT OF OPERATIONS
                    (in thousands, except per share amounts)

                                                                                                                 Three months ended
                                                                                                                            3/31/04
                                                                                                                          ---------
                                                                                                                        (unaudited)

      Gross premiums written                                                                                              $ 118,729
                                                                                                                          ---------
      Net premiums written                                                                                                  112,455
                                                                                                                          ---------
      Net premiums earned                                                                                                    27,235
      Consulting revenues                                                                                                     6,507
      Net investment income                                                                                                   3,235
      Net realized gains on investments                                                                                       1,195
      Other income                                                                                                              415
                                                                                                                          ---------
      Total revenues                                                                                                         38,587

      Net losses and loss expenses incurred                                                                                  15,895
      Acquisition expenses                                                                                                    6,617
      Direct consulting costs                                                                                                 4,384
      General and administrative expenses                                                                                    15,829
      Depreciation and amortization of intangibles                                                                              387
                                                                                                                          ---------
      Total expenses                                                                                                         43,112

      Loss before income taxes                                                                                              (4,525)
                                                                                                                          ---------
      Income tax expense                                                                                                         --
                                                                                                                          ---------
      Net loss                                                                                                            $ (4,525)
                                                                                                                          =========

      Weighted average number of common and common equivalent shares outstanding:
      Basic and diluted                                                                                                  56,798,218
      Basic and diluted earnings per share                                                                                   $(0.08)

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                          QUANTA CAPITAL HOLDINGS LTD.
                          CONSOLIDATED BALANCE SHEETS
                                 (in thousands)

                                                                            As of 3/31/04                      As of 12/31/03
                                                                            -------------                      --------------
                                                                              (unaudited)

ASSETS
Investments at fair market value                                                $ 459,447                           $ 467,036
Cash and cash equivalents                                                          42,340                              47,251
Premiums receivable                                                                82,973                              10,961
Other accounts receivable                                                           7,616                               8,957
Deferred acquisition costs                                                         23,478                               6,616
Deferred reinsurance premiums                                                       6,122                               1,925
Losses and loss adjustment expenses recoverable                                       190                               3,263
Accrued investment income                                                           4,184                               2,995
Property and equipment, net                                                         1,743                               1,117
Goodwill and intangible assets                                                     21,167                              21,351
Other assets                                                                        1,720                               2,289
                                                                                ---------                           ---------

Total assets                                                                    $ 650,980                           $ 573,761
                                                                                =========                           =========

LIABILITIES
Reserve for losses and loss adjustment expenses                                $   17,276                          $    4,454
Reserve for unearned premiums                                                     109,407                              20,044
Environmental liabilities assumed                                                   6,868                               7,018
Reinsurance balances payable                                                        5,277                                 334
Accounts payable and accrued expenses                                               9,869                              17,609
Net payable for investments purchased                                              11,630                              34,766
Deferred income and other liabilities                                               4,973                               2,053
                                                                                ---------                           ---------

Total liabilities                                                               $ 165,300                           $  86,278
                                                                                =========                           =========

SHAREHOLDERS' EQUITY
Common shares                                                                         568                                 568
Additional paid-in capital                                                        524,203                             524,235
Accumulated deficit                                                              (43,002)                            (38,477)
Accumulated other comprehensive income                                              3,911                               1,157
                                                                                ---------                           ---------
Total shareholders' equity                                                      $ 485,680                           $ 487,483
                                                                                ---------                           ---------

Total liabilities and shareholders' equity                                      $ 650,980                           $ 573,761
                                                                                =========                           =========

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                          QUANTA CAPITAL HOLDINGS LTD.
                        CONSOLIDATED UNDERWRITING RATIOS

As a recently formed company with limited underwriting activities during the three months ended March 31, 2004, the following Net Expense Ratio and Combined
Ratio are not indicative of our future underwriting performance.

                                                                                                            Three months
                                                                                                           ended 3/31/04
                                                                                                           -------------
                                                                                                             (unaudited)

Loss Ratio(1)                                                                                                      58.4%

Acquisition Expense Ratio(2)                                                                                       24.3%
General and Administrative Expense Ratio(3)                                                                        12.0%
                                                                                                                --------
Net Expense Ratio(4)                                                                                               36.3%

                                                                                                                --------
Combined Ratio(5)                                                                                                  94.7%
                                                                                                                ========

(1) The Loss Ratio is calculated by dividing net losses and loss expenses by net premiums earned.

(2) The Acquisition Expense Ratio is calculated by dividing acquisition expenses by net premiums earned.

(3) The General and Administrative Expense Ratio is calculated by dividing general and administrative expenses associated with our underwriting activities by net premiums written. General and administrative expenses associated with our underwriting activities for the three months ended
    3/31/04 were $13.5 million and exclude $2.3 million of general and administrative expenses that are associated with our consulting business.

(4) The Net Expense Ratio is the sum of our Acquisition Expense Ratio and
    General and Administrative Expense Ratio.

(5) The Combined Ratio is the sum of our Loss Ratio and Net Expense Ratio.

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                          QUANTA CAPITAL HOLDINGS LTD.
                   NON-GAAP FINANCIAL MEASURE RECONCILIATION
          NET LOSS EXCLUDING REALIZED GAINS AND LOSSES ON INVESTMENTS
                (Dollars in thousands, except per share amounts)

In addition to the GAAP financial measures and the ratios included within this release, the Company has presented "net loss excluding net realized gains on investments", which is a non-GAAP financial measure. The Company has included this measure as it believes that security analysts, rating agencies and investors believe that realized gains are largely opportunistic and are a function of economic and interest rate conditions. As a result, the Company believes that they evaluate the net loss before realized gains to make performance comparisons with the Company's industry peers.

                                                                                                                        Three months
                                                                                                                       ended 3/31/04
                                                                                                                         (unaudited)

Net loss                                                                                                                  $  (4,525)
Adjustment for net realized gains on investments                                                                             (1,195)
Adjustment for associated tax impact of
 net realized gains on investments                                                                                                --
                                                                                                                          ----------
Net loss excluding realized gains on investments, net of tax                                                              $  (5,720)
                                                                                                                          ==========

Net loss per share - basic and diluted                                                                                   $    (0.08)
Adjustment for net realized gains on investments                                                                              (0.02)
Adjustment for associated tax impact of net
 realized gains on investments                                                                                                    --
                                                                                                                          ----------
Net loss excluding realized gains on investments, net
 of tax per diluted share                                                                                                 $   (0.10)
                                                                                                                          ==========

                                      ###